UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2010

Angiotech Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

British Columbia	000-30334	98-0226269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1618 Station Street Vancouver, BC, Canada V6A 1B6

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (604) 221-7676

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement to Amend the Recapitalization Support Agreement

On November 29, 2010, Angiotech Pharmaceuticals, Inc. (“Angiotech” or the “Company”) and certain of its subsidiaries entered into the Agreement to Amend the Recapitalization Support Agreement (the “Extension Agreement”) with the holders (the “Consenting Noteholders”) of approximately 76% of the principal amount outstanding of its 7.75% Senior Subordinated Notes due 2014 (the “Subordinated Notes”) to extend certain deadlines outlined in the previously announced Recapitalization Support Agreement (the “Support Agreement”), which Angiotech and the Consenting Noteholders executed on October 29, 2010.

Under the Extension Agreement, the date by which the Company must commence the exchange offer contemplated by the Support Agreement (the “Exchange Offer”) has been extended to December 15, 2010. Additionally, the date by which greater than 98% of the outstanding Subordinated Notes must consent to the Exchange Offer has been extended to January 21, 2011. All other deadlines in the Support Agreement with respect to the Exchange Offer have similarly been extended by approximately two weeks.

The above description of the Extension Agreement does not purport to be a complete statement of the parties’ rights and obligations under the Extension Agreement or the Support Agreement. The above description of the Extension Agreement is qualified in its entirety by reference to the Extension Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The above description of the Support Agreement is qualified in its entirety by reference to the Support Agreement, a copy of which is attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on November 2, 2010. Any information disclosed in this Current Report on Form 8-K or the exhibits hereto shall not be construed as an admission that such information is material.

Agreement to Amend the Floating Rate Note Support Agreement

On November 29, 2010, the Company, certain of its subsidiaries and holders (the “FRN Noteholders”) of approximately 53% of the principal amount outstanding of the Company’s existing Senior Floating Rate Notes due 2013 (the “Existing Floating Rate Notes”) entered into the Agreement to Amend the Floating Rate Note Support Agreement (the “FRN Extension Agreement”) to extend the date by which Angiotech agreed to commence the exchange offer outlined in the previously announced Floating Rate Note Support Agreement, which Angiotech and approximately 51% of the FRN Noteholders executed on October 29, 2010 (the “FRN Support Agreement”). Pursuant to the FRN Extension Agreement, the date by which Angiotech must commence the exchange offer has been extended to December 15, 2010.

Under the terms of the FRN Support Agreement, Angiotech will offer to exchange Existing Floating Rate Notes for new floating rate notes (the “New Floating Rate Notes”). The exchange offer will be open to all qualifying holders of the Existing Floating Rate Notes. New Floating Rate Notes will be secured by a second lien over the assets, property and undertaking of the Company and certain of its subsidiaries and will otherwise be issued on substantially the same terms and conditions as the Existing Floating Rate Notes other than amendments to certain covenants in respect of the incurrence of additional indebtedness and the definitions of permitted liens and change of control.

The above description of the FRN Extension Agreement does not purport to be a complete statement of the parties’ rights and obligations under the FRN Extension Agreement or the FRN Support Agreement. The above description of the FRN Extension Agreement is qualified in its entirety by reference to the FRN Extension Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference. The above description of the FRN Support Agreement is qualified in its entirety by reference to the FRN Support Agreement, a copy of which is attached as Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC on November 2, 2010. Any information disclosed in this Current Report on Form 8-K or the exhibits hereto shall not be construed as an admission that such information is material.

Supplemental Indenture

On November 29, 2010, the Company and U.S. Bank National Association, as successor trustee under the Company’s subordinated note indenture, dated as of March 23, 2006 (as amended, supplemented or otherwise modified from time to time, the “Subordinated Note Indenture”), with the consent of at least a majority in aggregate principal amount outstanding of the Subordinated Notes, executed a supplement to the Subordinated Note Indenture (the “Supplemental Indenture”). The Supplemental Indenture extends the grace period for payment of interest due on the Subordinated Notes from 60 days to 90 days prior to the occurrence of an Event of Default. The Subordinated Note Indenture was previously amended on October 29, 2010 to extend the grace period for payment of interest due on the Subordinated Notes from 30 days to 60 days prior to the occurrence of an Event of Default. Angiotech expects that it will require an additional extension in order to complete the recapitalization transaction.

The above description of the Supplemental Indenture does not purport to be a complete statement of the parties’ rights and obligations thereunder and is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference. Any information disclosed in this Current Report on Form 8-K or the exhibits hereto shall not be construed as an admission that such information is material.

Item 8.01.	Other Events.

On December 2, 2010, the Company issued a press release announcing the entry into the Extension Agreement and the FRN Extension Agreement described in Item 1.01. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On December 2, 2010, the Company issued a press release regarding the grant of a preliminary injunction in connection with the Rex Medical L.P. litigation. A copy of the Company’s press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

10.1	Agreement to Amend the Recapitalization Support Agreement, dated November 29, 2010, among Angiotech Pharmaceuticals, Inc., and the holders of senior subordinated notes signatory thereto.

10.2	Agreement to Amend the Floating Rate Note Support Agreement, dated November 29, 2010, among Angiotech Pharmaceuticals, Inc., and the holders of floating rate notes signatory thereto.

10.3	Supplemental Indenture, dated November 29, 2010, between Angiotech Pharmaceuticals, Inc. and U.S. Bank National Association, relating to the Company’s 7.75% Subordinated Notes.

99.1	Press Release, dated December 2, 2010.

99.2	Press Release, dated December 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Angiotech Pharmaceuticals, Inc.
(Registrant)

Dated: December 2, 2010	By:	/S/ K. THOMAS BAILEY
	Name:	K. Thomas Bailey
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Agreement to Amend the Recapitalization Support Agreement, dated November 29, 2010, among Angiotech Pharmaceuticals, Inc., and the holders of senior subordinated notes signatory thereto.

10.2	Agreement to Amend the Floating Rate Note Support Agreement, dated November 29, 2010, among Angiotech Pharmaceuticals, Inc., and the holders of floating rate notes signatory thereto.

10.3	Supplemental Indenture, dated November 29, 2010, between Angiotech Pharmaceuticals, Inc. and U.S. Bank National Association, relating to the Company’s 7.75% Subordinated Notes.

99.1	Press Release, dated December 2, 2010.

99.2	Press Release, dated December 2, 2010.